Exhibit 10.1

SECOND INCREMENTAL FACILITY AMENDMENT (this “Amendment”) dated as of August 7, 2007, among HEXION LLC, a Delaware limited liability company (“Holdings”), HEXION SPECIALTY CHEMICALS, INC., a New Jersey corporation (the “U.S. Borrower”), HEXION SPECIALTY CHEMICALS CANADA, INC., a Canadian corporation (the “Canadian Borrower”), HEXION SPECIALTY CHEMICALS B.V., a company organized under the laws of The Netherlands (the “Dutch Borrower”), HEXION SPECIALTY CHEMICALS UK LIMITED, a corporation organized under the laws of England and Wales, and BORDEN CHEMICAL UK LIMITED, a corporation organized under the laws of England and Wales (together, the “U.K. Borrowers” and, together with the U.S. Borrower, the Canadian Borrower and the Dutch Borrower, the “Borrowers”), the LENDERS (as defined below) party hereto and JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”) under the Second Amended and Restated Credit Agreement referred to below, to the SECOND AMENDED AND RESTATED CREDIT AGREEMENT dated as of November 3, 2006, among Holdings, the Borrowers, the Lenders party thereto from time to time and the agents, arrangers and bookrunners party thereto, as in effect immediately prior to this Amendment (the “Credit Agreement”).

A. Pursuant to the Credit Agreement, the Lenders and the Issuing Banks (such terms and each other capitalized term used but not defined herein having the meaning assigned to such term in the Credit Agreement (as amended hereby)) have extended credit to the Borrowers, and have agreed to extend credit to the Borrowers, in each case pursuant to the terms and subject to the conditions set forth therein.

B. Pursuant to Section 2.21 of the Credit Agreement, the Borrowers have requested that the Incremental Lenders (as defined below) provide Incremental Term Loans in the form of Other Term Loans in an aggregate principal amount of $100,000,000 in U.S. Dollars.

C. The Incremental Lenders are willing to provide such Incremental Term Loans to the Dutch Borrower pursuant to the terms and subject to the conditions set forth herein.

D. With respect to such Incremental Term Loans Credit Suisse Securities (USA) LLC and Deutsche Bank Securities, Inc. will act as joint lead arrangers and joint bookrunners (together, in such capacities, the “Incremental Arrangers”).

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms. As used in this Amendment, the following terms have the meanings specified below:

“Amendment Transactions” shall mean the execution and delivery of this Amendment and the Reaffirmation Agreement (as defined in Section 10(h) hereof) by each Person party hereto or thereto, the satisfaction of the conditions to the effectiveness hereof and thereof and the consummation of the transactions contemplated hereby and thereby.

“Fee Letter” shall mean the Fee Letter dated July 12, 2007, by and among the U.S. Borrower, the Incremental Arrangers and the other parties party thereto.

“Incremental Lenders” shall mean the persons listed on Schedule 1 hereto (other than any such person that has ceased to be a party hereto pursuant to an Assignment and Acceptance in accordance with Section 9.04 of the Credit Agreement), as well as any person that becomes an “Incremental Lender” hereunder pursuant to Section 9.04 of the Credit Agreement.

“Second Incremental Effective Date” shall mean the date on which all the conditions set forth or referred to in Section 10 hereof shall have been satisfied (or waived by each of the Incremental Lenders).

“Tranche C-7 Term Loan Commitment” shall mean, with respect to each Incremental Lender, the commitment of such Incremental Lender to make a Tranche C-7 Term Loan hereunder on the Second Incremental Effective Date, expressed as an amount representing the maximum principal amount of the Tranche C-7 Term Loan to be made by such Incremental Lender hereunder, as set forth on Schedule 1 hereto or in the Assignment and Acceptance Agreement pursuant to which such Incremental Lender shall have assumed its Incremental Term Loan Commitment, as applicable. The aggregate amount of the Incremental Tranche C-7 Term Loan Commitments of all Incremental Lenders as of the date of this Amendment is $100,000,000.

“Tranche C-7 Term Loans” shall mean the loans made pursuant to Section 2 of this Amendment.

SECTION 2. Commitment. Subject to the terms and conditions set forth herein, each Incremental Lender agrees to make Tranche C-7 Term Loans to the Dutch Borrower in U.S. Dollars from its Euro Lending Office on the Second Incremental Effective Date in a principal amount not to exceed such Incremental Lender’s Tranche C-7 Term Loan Commitment. The funding of the Tranche C-7 Term Loans on the Second Incremental Effective Date shall be consummated at a closing to be held at the offices of O’Melveny & Myers LLP, or at such other place as the Borrowers and the Administrative Agent shall agree upon. Unless previously terminated, the Tranche C-7 Term Loan Commitments shall terminate at 5:00 p.m., New York City time, on the Second Incremental Effective Date.

SECTION 3. Amendments to Section 1.01. (a) Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions in the appropriate alphabetical order:

“Second Incremental Amendment” shall mean the Second Incremental Facility Amendment, dated as of August 7, 2007, among Holdings, the Borrowers, the Incremental Lenders party thereto and the Administrative Agent.

“Second Incremental Effective Date” shall have the meaning set forth in Section 1 of the Second Incremental Amendment.

“Tranche C-7 Lender” shall mean a Lender with a Tranche C-7 Term Loan Commitment or an outstanding Tranche C-7 Term Loan.

“Tranche C-7 Term Loan Commitment” shall have the meaning set forth in Section 1 of the Second Incremental Amendment.

“Tranche C-7 Term Loans” shall have the meaning set forth in Section 1 of the Second Incremental Amendment.

(b) The definition of the term “Class” in Section 1.01 of the Credit Agreement is hereby amended by inserting the text “Tranche C-7 Term Loans,” immediately following the occurrence of the text “Tranche C-6 Term Loans,” set forth therein and is hereby further amended by inserting the text “Tranche C-7 Term Loan Commitment,” immediately following the occurrence of the text “Tranche C-6 Term Loan Commitment,” set forth therein.

(c) The definition of the term “Commitments” in Section 1.01 of the Credit Agreement is hereby amended by inserting the text “Tranche C-7 Term Loan Commitment,” immediately following the occurrence of the text “Tranche C-6 Term Loan Commitment,” set forth therein.

(d) The definition of the term “Dutch Term Loan Obligations” in Section 1.01 of the Credit Agreement is hereby amended by deleting the text “and” immediately preceding the text “the Tranche C-6 Term Loans” set forth therein and replacing it with the symbol “, “ and is further amended by inserting the text “and the Tranche C-7 Term Loans” immediately following each occurrence of the text “the Tranche C-6 Term Loans” set forth therein.

(e) The definition of the term “Euro Lending Office” in Section 1.01 of the Credit Agreement is hereby deleted in its entirety and replaced by the following text:

“Euro Lending Office” shall mean, as to any European Tranche Lender, Tranche C-2 Lender, Tranche C-6 Lender or Tranche C-7 Lender, the applicable branch, office or Affiliate of such European Tranche Lender, Tranche C-2 Lender, Tranche C-6 Lender or Tranche C-7 Lender designated (i) by such European Tranche Lender to make Loans to the Dutch Borrower and the U.K. Borrowers or (ii) by such Tranche C-2 Lender, Tranche C-6 Lender or Tranche C-7 Lender to make Loans to the Dutch Borrower.

(f) The definition of the term “Incremental Term Loans” in Section 1.01 of the Credit Agreement is hereby amended by deleting the text “or” immediately preceding the text “Tranche C-6 Term Loans” set forth therein and replacing it with the symbol “, “ and is further amended by inserting the text “or Tranche C-7 Term Loans” immediately following the occurrence of the text “Tranche C-6 Term Loans” set forth therein.

(g) The definition of the term “Loan Documents” in Section 1.01 of the Credit Agreement is hereby amended by inserting the text “the Second Incremental Amendment,” immediately following the occurrence of the text “the Incremental and First Amendment,” set forth therein.

(h) The definition of the term “Term Loans” in Section 1.01 of the Credit Agreement is hereby amended by inserting the text “, Tranche C-7 Term Loans” immediately following the occurrence of the text “Tranche C-6 Term Loans” set forth therein.

(i) The definition of the term “Tranche” in Section 1.01 of the Credit Agreement is hereby amended by deleting the text “and” immediately preceding the text “(i) the Tranche C-6 Term Loan Commitments and the Tranche C-6 Term Loans” set forth therein and replacing it with the symbol “, “ and is hereby further amended by inserting the text “ (j) the Tranche C-7 Term Loan Commitments and the Tranche C-7 Term Loans” immediately following the text “(i) the Tranche C-6 Term Loan Commitments and the Tranche C-6 Term Loans” set forth therein.

SECTION 4. Amendment to Section 2.02. Section 2.02(c) of the Credit Agreement is hereby amended by inserting the text “, the Tranche C-7 Term Loans” immediately following the occurrence of the text “the Tranche C-6 Term Loans” set forth therein.

SECTION 5. Amendment to Section 2.11. (a) Section 2.11(a)(i) of the Credit Agreement is hereby deleted in its entirety and replaced by the following text and table:

“(i) Subject to the other paragraphs of this Section, the U.S. Borrower shall repay Tranche C-1 Term Borrowings and Tranche C-4 Term Borrowings and the Dutch Borrower shall repay Tranche C-2 Term Borrowings, Tranche C-5 Term Borrowings, Tranche C-6 Term Borrowings and Tranche C-7 Term Borrowings on each date set forth below (each such date being referred to as a “Term Loan Installment Date”) (u) in the case of Tranche C-1 Term Borrowings, in the aggregate principal amount equal to the product of (A) the percentage set forth below opposite such Term Loan Installment Date and (B) the aggregate principal amount of the Tranche C-1 Term Loans made on or prior to June 15, 2006, (v), in the case of Tranche C-2 Term Borrowings, in the aggregate principal amount equal to the product of (A) the percentage set forth below opposite such Term Loan Installment Date and (B) the aggregate principal amount of the Tranche C-2 Term Loans made on the May 2006 Amendment Effective Date, (w) in the case of Tranche C-4 Term Borrowings, in the aggregate principal amount equal to the product of (A) the percentage set forth below opposite such Term Loan Installment Date and (B) the sum of (I) the aggregate principal amount of the Tranche C-4 Initial Term Loans made on the Amendment Effective Date and (II) the aggregate principal amount of Tranche C-4 Delayed Draw Term Loans made on or prior to the earlier of the Delayed Draw Expiration Date and such Term Loan Installment Date, (x) in the case of Tranche C-5 Term Borrowings, in the aggregate principal amount equal to the product of (A) the percentage set forth below opposite such Term Loan Installment Date and (B) the aggregate principal amount of the Tranche C-5 Term Loans made on the Incremental Effective Date, (y) in the case of Tranche C-6 Term Borrowings, in the aggregate principal amount equal to the product of (A) the percentage set forth below opposite such Term Loan Installment Date and (B) the aggregate principal amount of the Tranche C-6 Term Loans made on the Incremental Effective Date and (z) in the case of

Tranche C-7 Term Borrowings, in the aggregate principal amount equal to the product of (A) the percentage set forth below opposite such Term Loan Installment Date and (B) the aggregate principal amount of the Tranche C-7 Term Loans made on the Second Incremental Effective Date:

Date	Amount of Tranche C-1 Term Borrowings to Be Repaid	Amount of Tranche C-2 Term Borrowings to Be Repaid	Amount of Tranche C-4 Term Borrowings to Be Repaid	Amount of Tranche C-5 Term Borrowings to Be Repaid	Amount of Tranche C-6 Term Borrowings to Be Repaid	Amount of Tranche C-7 Term Borrowings to Be Repaid
September 30, 2006	0.25%	0.25%		—	—	—
December 31, 2006	0.25%	0.25%	0.25%	—	—	—
March 31, 2007	0.25%	0.25%	0.25%	—	—	—
June 30, 2007	0.25%	0.25%	0.25%	—	—	—
September 30, 2007	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%
December 31, 2007	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%
March 31, 2008	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%
June 30, 2008	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%
September 30, 2008	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%
December 31, 2008	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%
March 31, 2009	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%
June 30, 2009	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%
September 30, 2009	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%
December 31, 2009	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%
March 31, 2010	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%
June 30, 2010	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%
September 30, 2010	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%
December 31, 2010	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%
March 31, 2011	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%
June 30, 2011	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%
September 30, 2011	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%
December 31, 2011	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%
March 31, 2012	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%
June 30, 2012	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%
September 30, 2012	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%
December 31, 2012	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%
March 31, 2013	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%
Term Facility Maturity Date	93.25%	93.25%	93.50%	94.25%	94.25%	94.25%

To the extent not previously paid, outstanding Term Loans shall be due and payable on the Term Facility Maturity Date.”

(b) Section 2.11(d) of the Credit Agreement is hereby amended by inserting the text “, Tranche C-7 Term Borrowings” immediately following the occurrence of the text “Tranche C-6 Term Borrowings” set forth therein.

SECTION 6. Amendment to Section 2.21.

(a) Section 2.21(a) of the Credit Agreement is hereby amended by:

(i) inserting the text “, Tranche C-7 Term Loan Commitments” immediately following the occurrence of the text “Tranche C-6 Term Loan Commitments” set forth therein,

(ii) deleting the text “and” immediately preceding the text “the Tranche C-6 Term Loans” set forth therein and replacing it with the symbol “, “ and

(iii) inserting the text “and the Tranche C-7 Term Loans” immediately following text “the Tranche C-6 Term Loans” set forth therein.

(b) Section 2.21(b) of the Credit Agreement is hereby amended by:

(i) inserting the text “, Tranche C-7 Term Loans” immediately following the first occurrence of the text “Tranche C-6 Term Loans” set forth therein,

(ii) deleting the text “or” immediately preceding the second occurrence of the text “Tranche C-6 Term Loans” set forth therein and replacing it with the symbol “, “ and

(iii) inserting the text “or Tranche C-6 Term Loans” immediately following the second occurrence of the text “Tranche C-6 Term Loans” set forth therein.

SECTION 7. Amendment to Section 3.12. Section 3.12 of the Credit Agreement is hereby amended by inserting the following new sentence immediately following the third sentence thereof:

“The proceeds of the Tranche C-7 Term Loans will be used (i) to repay Revolving Loans and/or (ii) for general corporate purposes.”

SECTION 8. Amendment to Section 3.23. Section 3.23 of the Credit Agreement is hereby amended by inserting the text “and the Tranche C-7 Term Loans” immediately following the occurrence of the text “the Tranche C-6 Term Loans” set forth therein.

SECTION 9. Amendment to Section 9.04. Section 9.04(b)(ii)(D) of the Credit Agreement is hereby amended by deleting the text “OR” immediately preceding the text “TRANCHE C-6 TERM LOANS” set forth therein and replacing it with the symbol “, “ and is further amended by inserting the text “OR TRANCHE C-7 TERM LOANS” immediately following the occurrence of the text “TRANCHE C-6 TERM LOANS” set forth therein.

SECTION 10. Conditions to Funding. The obligations of the Incremental Lenders to make the Tranche C-7 Term Loans hereunder shall not become effective until the date on which each of the following conditions is satisfied:

(a) The Administrative Agent shall have received from the Dutch Borrower, at or prior to the time required by Section 2.03 of the Credit Agreement, a Borrowing Request with respect to the Borrowing of the Tranche C-7 Term Loans that complies with the requirements of Section 2.03 of the Credit Agreement and (ii) from Holdings, the Borrowers and the Incremental Lenders party hereto, either (A) a counterpart of this Amendment signed on behalf of such party or (B) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page of this Amendment) that such party has signed a counterpart of this Amendment.

(b) The Administrative Agent shall have received, on behalf of itself, the Lenders and each Issuing Bank on the Second Incremental Effective Date, a favorable written opinion of (i) O’Melveny & Myers LLP, special counsel for Holdings and the Borrowers, in form and substance reasonably satisfactory to the Administrative Agent and its counsel and (ii) local foreign counsel reasonably satisfactory to the Administrative Agent and its counsel as specified on Schedule 2 hereto, in each case (a) dated the Second Incremental Effective Date, (b) addressed to the Administrative Agent, the Lenders and each Issuing Bank on the Second Incremental Effective Date and (c) in form and substance reasonably satisfactory to the Administrative Agent and covering such other matters relating to the Loan Documents and the Amendment Transactions as the Administrative Agent shall reasonably request, and each of Holdings and each Borrower hereby instructs its counsel to deliver such opinions.

(c) The Administrative Agent shall have received in the case of each Loan Party (other than the German Guarantor and its subsidiaries) each of the items referred to in clauses (i), (ii), (iii) and (iv) below:

(i) a copy of the certificate or articles of incorporation or limited liability agreement, including all amendments thereto, of each Loan Party, (a) in the case of a corporation, certified by the Secretary of State (or other similar official) of the jurisdiction of its organization, and a certificate as to the good standing (to the extent such concept or a similar concept exists under the laws of such jurisdiction) of each such Loan Party as of a recent date from such Secretary of State (or other similar official) or (b) in the case of a limited liability company, (i) certified by the Secretary or Assistant Secretary of each such Loan Party or other person duly authorized by such Loan Party or (ii) otherwise in form and substance reasonably satisfactory to the Administrative Agent;

(ii) a certificate of the Secretary or Assistant Secretary or similar officer of each Loan Party or other person duly authorized by such Loan Party dated the Second Incremental Effective Date and certifying

(A) that attached thereto is a true and complete copy of the by-laws (or limited liability company agreement, articles of association or other equivalent governing documents) of such Loan Party as in effect on the Second Incremental Effective Date and at all times since a date prior to the date of the resolutions described in clause (B) below;

(B) that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors (or equivalent governing body) of such Loan Party (or its managing general partner or managing member) authorizing the execution, delivery and performance of the Loan Documents to which such person is a party and, in the case of any Borrower, the borrowings thereunder, and that such resolutions have not been modified, rescinded or amended and are in full force and effect on the Second Incremental Effective Date;

(C) that the certificate or articles of incorporation, articles of association or limited liability agreement of such Loan Party have not been amended since the date of the last amendment thereto disclosed pursuant to clause (i) above;

(D) as to the incumbency and specimen signature of each officer executing any Loan Document or any other document delivered in connection herewith on behalf of such Loan Party; and

(E) as to the absence of any pending proceeding for the dissolution or liquidation of such Loan Party or, to the knowledge of such person, threatening the existence of such Loan Party;

(iii) except with respect to any Loan Party incorporated in Germany, a certificate of another officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary or similar officer or other person duly authorized by such Loan Party executing the certificate pursuant to clause (ii) above; and

(iv) such other documents as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of each Loan Party on the Second Incremental Effective Date, the authorization of the Amendment Transactions and any other legal matters relating to such Loan Parties or the Loan Documents, all in form and substance reasonably satisfactory to the Administrative Agent and its counsel.

(d) The Administrative Agent shall have received reasonably satisfactory evidence of the continuing first-priority perfected Liens under the Security Documents (to the extent intended thereunder) after giving effect to the Amendment Transactions; provided that with respect to the German Guarantor and the Arkema Acquiror and each Subsidiary Loan Party that is a subsidiary of the German Guarantor or the Arkema Acquiror, such evidence may be delivered after the Second Incremental Effective Date; provided, further that each document listed on Schedule 3 hereto may be delivered to the Administrative Agent within ninety (90) days after the Second Incremental Effective Date (subject to extension by the Administrative Agent in its reasonable discretion).

(e) The Administrative Agent shall have received a certificate from the chief financial officer of the U.S. Borrower certifying that the U.S. Borrower and its subsidiaries, on a consolidated basis after giving effect to the Amendment Transactions, are solvent.

(f) On the Second Incremental Effective Date, (i) the conditions set forth in paragraphs (b) and (c) of Section 4.01 of the Credit Agreement shall be satisfied, (ii) the Borrowers shall be in Pro Forma Compliance after giving effect to the Tranche C-7 Term Loans and the application of the proceeds therefrom as if made and applied on the Second Incremental Effective Date and (iii) the Administrative Agent shall have received a certificate of a Responsible Officer of the Borrowers, dated as of the Second Incremental Effective Date, confirming compliance with the conditions set forth in clauses (i) and (ii) of this paragraph (f).

(g) The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Second Incremental Effective Date pursuant to the Fee Letter.

(h) A Reaffirmation Agreement substantially in the form of Exhibit A hereto (the “Reaffirmation Agreement”) shall have been executed and delivered by each party thereto.

Notwithstanding the foregoing, the obligations of the Incremental Lenders to make Tranche C-7 Term Loans shall not become effective unless each of the foregoing conditions is satisfied at or prior to 5:00 p.m., New York City Time on August 15, 2007 (and, in the event such conditions are not so satisfied, this Amendment shall terminate at such time).

SECTION 11. Representations and Warranties. The Borrowers represent and warrant to the Administrative Agent and to each of the Incremental Lenders that:

(a) This Amendment has been duly authorized, executed and delivered by the Borrowers and constitutes, and each other Loan Document when executed and delivered by each Loan Party that is party thereto will constitute, a legal, valid and binding obligation of such Loan Party enforceable against each such Loan Party in accordance with its terms, subject to (i) the effects of bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or other similar laws affecting creditors’ rights generally, (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) implied covenants of good faith and fair dealing.

(b) Neither the performance by any Loan Party of the Amendment Transactions, nor compliance by such Loan Party with the terms and provisions of the Reaffirmation Agreement (and, in the case of the Borrowers, this Amendment), will (i) violate (A) any provision of law, statute, rule or regulation, or of the certificate or articles of incorporation or other constitutive documents (including any partnership, limited liability company or operating agreements) or by-laws of such Loan Party, (B) any applicable order of any court or any rule, regulation or order of any Governmental Authority or (C) any provision of any indenture, certificate of designation for preferred stock, agreement or other instrument to which such Loan Party is a party or by which any of them or any of their property is or may be bound, (ii) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under, give rise to a right of or result in any cancellation or acceleration of any right or obligation (including any payment) or to a loss of a material benefit under any such indenture, certificate of designation for preferred stock, agreement or other instrument, where any such conflict, violation, breach or default referred to in clause (i) or (ii) of this Section 11(b), would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, or (iii) result in the creation or imposition of any Lien upon or with respect to any property or assets now owned or hereafter acquired by Holdings (prior to a Qualified IPO), the Borrowers or any Subsidiary Loan Party, other than the Liens created by the Loan Documents and Permitted Liens.

(c) The representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects on and as of the Second Incremental Effective Date, with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).

(d) Immediately prior to and after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

SECTION 12. Effectiveness; Amendments; Counterparts. This Amendment shall become effective as of the date first above written when (i) the Administrative Agent shall have received counterparts of this Amendment bearing the signatures of Holdings, the Borrowers and the Incremental Lenders and (ii) all fees and expenses payable by the Borrowers pursuant to the Fee Letter shall have been paid. This Amendment may not be amended nor may any provision hereof be waived except pursuant to a writing signed by Holdings, the Borrowers, the Administrative Agent and the each Incremental Lender. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 13. Credit Agreement. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Agents, the Issuing Banks, the Borrowers or any other Loan Party under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrowers to any future consent to, or waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. After the date this Amendment becomes effective, any reference to the Credit Agreement shall mean the Credit Agreement as modified hereby. This Amendment shall constitute an “Incremental Assumption Agreement”, the Incremental Lenders shall constitute “Lenders”, this Amendment and the Reaffirmation Agreement shall constitute “Loan Documents”, the Tranche C-7 Term Loans shall constitute “Incremental Term Loans” and “Term Loans” and the Tranche C-7 Term Loan Commitments shall constitute “Incremental Term Loan Commitments”, in each case for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 14. No Novation. This Amendment shall not extinguish the Loans outstanding under the Credit Agreement. Nothing herein contained shall be construed as a substitution or novation of the Loans outstanding under the Credit Agreement, which shall remain outstanding after the Second Incremental Effective Date as modified hereby. Notwithstanding any provision of this Amendment, the provisions of Sections 2.16, 2.17, 2.18 and 9.05 of the Credit Agreement as in effect immediately prior to the Second Incremental Effective Date will continue to be effective as to all matters arising out of or in any way related to facts or events existing or occurring prior to the Second Incremental Effective Date.

SECTION 15. Security. Notwithstanding anything to the contrary in any Loan Document, it is understood and agreed that the obligations of the Dutch Borrower in respect of the Tranche C-7 Term Loans shall not be secured by any Collateral (as defined in the Collateral Agreement) of Holdings, the U.S. Borrower or any Domestic Subsidiary Loan Party.

SECTION 16. APPLICABLE LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

SECTION 17. Expenses. The Borrowers agree to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment, to the extent required by Section 9.05 of the Credit Agreement.

SECTION 18. Headings. The Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting this Amendment.

SECTION 19. Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

HEXION LLC,

By:
Name:
Title:

HEXION SPECIALTY CHEMICALS, INC.,

By:
Name:
Title:

HEXION SPECIALTY CHEMICALS CANADA, INC.,

By:
Name:
Title:

HEXION SPECIALTY CHEMICALS B.V.,

By:
Name:
Title:

HEXION SPECIALTY CHEMICALS UK LIMITED,

By:
Name:
Title:

BORDEN CHEMICAL UK LIMITED,

By:
Name:
Title:

J.P. MORGAN CHASE BANK, N.A., as Administrative Agent

By:
Name:
Title:

CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as an Incremental Lender

By:
Name:
Title:

DEUTSCHE BANK TRUST COMPANY AMERICAS, as an Incremental Lender

By:
Name:
Title: